UNITED STATES

                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

       Date of Report (date of earliest event reported): December 6, 2004

                        ANTEON INTERNATIONAL CORPORATION
             (Exact name of registrant as specified in its charter)

            DELAWARE                     001-31258                13-3880755
  (State or other jurisdiction    (Commission File Number)      (IRS Employer
       of incorporation)                                     Identification No.)


            3211 Jermantown Road, Suite 700
                      Fairfax, VA                             22030-2801
       (Address of principal executive offices)               (Zip Code)


       Registrant's telephone number, including area code: (703) 246-0200

                                 NOT APPLICABLE

          (Former name or former address, if changed since last report)

     Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     |_| Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     |_| Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     |_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     |_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 2.02.    Results of Operations and Financial Condition.

      On December 6, 2004, Anteon International Corporation, a Delaware corporation (the "Company"), issued a press release announcing the Company's guidance for the full year 2005. A copy of the Company's press release is attached hereto as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated by reference herein.

      The information contained in this Form 8-K, including the attached exhibits, is being furnished under Item 2.02 and shall not be deemed "filed" for purposes of Section 18 of the Securities Exchange Act of 1934 (the "Exchange Act"), or otherwise subject to the liabilities of such section, nor shall such information be deemed incorporated by reference in any filing under the Securities Act of 1933 or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.


Item 9.01.   Financial Statements, Pro Forma Financial Information and Exhibits.

(c) Exhibits.

Exhibit No.     Description
-----------     -----------

     99.1 Press Release, dated December 6, 2004, announcing the Company's guidance for the full year 2005.


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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            ANTEON INTERNATIONAL CORPORATION

Date: December 7, 2004                      /s/  Curtis L. Schehr
-----------------------                     -----------------------------------
                                            Curtis L. Schehr
                                            Senior Vice President,
                                            General Counsel and Secretary

                                                                    Exhibit 99.1

Anteon Issues Guidance for 2005


Continued Strong Growth Expected
FAIRFAX, Va.--(BUSINESS WIRE)--Dec. 6, 2004--Anteon International Corporation (NYSE:ANT - News), a leading information technology and systems engineering and integration company, announced today guidance for the full year 2005. The Company's 2005 guidance is summarized in the table below.
                       2005 FINANCIAL GUIDANCE
      (Dollars and shares in millions, except per share amounts)
      ----------------------------------------------------------

                                                     Full Year 2005
                                                  --------------------

Revenues                                            $1,440 - $1,470
Weighted Average Shares
 Outstanding                                            37.75

Tax Rate                                                38.75%
Fully Diluted Earnings Per Share                  Meet or exceed $1.89

Full year revenue guidance represents a total growth rate range of 13.8% to 17.6%, excluding future acquisitions. The Company's revenue guidance is supported by the expectation that growth in federal government spending for information technology and systems engineering will remain robust through 2005, particularly in areas of national priority critical to pursuing the "War on Terrorism." Anteon derives over 91% of its revenues from the Department of Defense, Department of Homeland Security and Intelligence community.


Fully diluted earnings per share (EPS) for 2005 is expected to increase at least 18%, excluding the Q3 2004 gain of $0.03 per share from a settlement related to a prior acquisition. The expected increase in EPS is principally the result of continued revenue growth in 2005.


Anteon expects to provide guidance for Q1 2005 in January 2005. The Company will discuss its full-year 2005 guidance, financial metrics, business development initiatives and market positioning at its first Analyst Day on December 9, 2004. There will be a live webcast of this event from 8:30 a.m. to 12:00 p.m. (Eastern
Time) available through the Investor Relations section of Anteon's website located at www.anteon.com.


Anteon also reaffirms its Q4 2004 and full-year guidance as summarized in the table below.

                       2004 FINANCIAL GUIDANCE
      (Dollars and shares in millions,except per share amounts)
      ---------------------------------------------------------

                                   Q4 2004           Full Year 2004
                            --------------------- --------------------

Revenues                        $330 - $345         $1,250 - $1,265
Weighted Average Shares
 Outstanding                        37.5                 37.3

Tax Rate                            38.8%                37.7%
Fully Diluted Earnings Per
 Share                      Meet or exceed $0.42  Meet or exceed $1.63

About Anteon


Anteon, headquartered in Fairfax, Virginia, is a leading information technology, and systems engineering and integration company, providing support to the U.S. federal government and international sectors. For over 28 years, the Company has designed, integrated, maintained and upgraded state-of-the-art systems for national defense, intelligence, emergency response and other high priority government missions. Anteon also provides many of its government clients with the systems analysis, integration and program management skills necessary to manage the development and operations of their mission critical systems. The Company currently has over 8,600 employees in more than 100 offices worldwide. Anteon consistently ranks among the top information technology integrators based on independent surveys. Anteon was cited by Forbes Magazine, in 2004, as one of the 25 fastest growing U.S. technology companies and has been named one of the world's top 100 information technology companies in Business Week's INFOTECH 100 Annual Report for the past two years. For more information, visit www.anteon.com.


Safe Harbor Statement under the Private Securities Litigation Reform
Act of 1995:


The statements contained in this release which are not historical facts are forward-looking statements that are subject to risks and uncertainties that could cause actual results to differ materially from those set forth in, or implied by, forward-looking statements. The Company has tried, whenever possible, to identify these forward-looking statements using words such as "projects," "anticipates," "believes," "estimates," "expects," "plans," "intends," and similar expressions. Similarly, statements herein that describe the Company's business strategy, outlook, objectives, plans, intentions or goals are also forward-looking statements. The risks and uncertainties involving forward- looking statements include the Company's dependence on continued funding of U.S. government programs, government contract procurement and termination risks, including risks associated with protests, and other risks described in the Company's Securities and Exchange Commission filings. These statements reflect the Company's current beliefs and are based upon information currently available to it. Be advised that developments subsequent to this release are likely to cause these statements to become outdated with the passage of time.


------------
Contact:
     Anteon International Corporation, Fairfax
     Investors:
     Dennis Kelly, 703-246-0318
     dkelly@anteon.com
       or
     Media:
     Tom Howell, 703-246-0525
     thowell@anteon.com